Convertible loan	12 Months Ended
Dec. 31, 2025
Disclosure Of Convertible Loan [abstract]
Disclosure Of Convertible Loan [text block]

17. Convertible loan

In April 2025, we and Onco3R Therapeutics (Onco3R) signed an agreement under which multiple small molecule immunology and oncology assets have been sold to Onco3R. Under the terms of the agreement, we participated in Onco3R’s start-up capital via a convertible loan facility with a nominal amount of €20 million, with 8% interest per annum receivable at maturity date, which is the earlier of conversion and five years after issue date. At conversion, the convertible loan would convert in the most senior class of preferred equity shares of Onco3R at the time of the completion of a future equity financing round by Onco3R in which third party investors subscribe for new Onco3R shares of at least €20 million.

This convertible loan facility is measured at fair value through profit or loss. As per December 31, 2025, the only fair value change recognized is related to the capitalized interest.

December 31,
2025
(Euro, in thousands)
Cost at January 1	€—
Issuance of convertible loan facility	20,000
Cost at December 31	20,000

Fair value adjustment at January 1	—
Fair value adjustment of the year	1,175
Fair value adjustment at December 31	1,175
Net book value at December 31	€21,175